                                                                   Exhibit 10.20

                    AMENDMENT NO. 3 dated as of December 12, 2001 (this
               "Amendment"), to the Credit Agreement dated as of June 28, 1999, as amended and restated as of July 21, 1999 and as amended on December 23, 1999 and on April 10, 2000 (the "Credit Agreement"), among Knowles Electronics Inc., a Delaware corporation (the "Parent Borrower"); the financial institutions party thereto as Lenders (the "Lenders"); The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and Morgan Stanley Senior Funding, Inc., as Syndication Agent.

     A. The Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Parent Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

     B. The Parent Borrower has requested that the Credit Agreement be amended as set forth herein. The Required Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     C. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment. The Credit Agreement is hereby amended as follows:

     (a)  The table in the definition of the term "Applicable Rate" in Section
1.01 of the Credit Agreement is replaced with the following table:

-----------------------------------------------------------------------------------------------------------------
                                                   Eurodollar                          Eurodollar
                              ABR Revolving/       Revolving/       ABR Tranche B      Tranche B       Commitment
Leverage Ratios:             Tranche A Spread   Tranche A Spread       Spread           Spread          Fee Rate
-----------------------------------------------------------------------------------------------------------------
Category 1
Greater than or equal to
  4:50 to 1:00                   2.00%              3.00%              3.00%            4.00%            0.50%
-----------------------------------------------------------------------------------------------------------------
Category 2
Greater than or equal to
  3.75 to 1.00 and less than
  4.50 to 1.00                   1.75%              2.75%              3.00%            4.00%           0.375%
-----------------------------------------------------------------------------------------------------------------
Category 3
Greater than or equal to
  3.00 to 1.00 and less than
  3.75 to 1.00                   1.50%              2.50%              3.00%            4.00%           0.375%
-----------------------------------------------------------------------------------------------------------------
Category 4
Greater than or equal to
  2.25 to 1.00 and less than
  3.00 to 1.00                   1.25%              2.25%              3.00%            4.00%           0.375%
-----------------------------------------------------------------------------------------------------------------
Category 5
Less than 2.25 to 1.00           1.00%              2.00%              3.00%            4.00%           0.375%
-----------------------------------------------------------------------------------------------------------------

          (b) The definition of the term "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (a)(iii) thereof and substituting in lieu thereof a comma and
(ii) adding, following the words "for such period" appearing at the end of clause (a)(iv) thereof, the following: "and (v) non-cash charges relating to the sale of RufElectronics Gmbh,".

          (c) The amount "$25,000,000" appearing in clause (i) of the proviso of the definition of the term "Permitted Acquisition" in Section 1.01 of the Credit Agreement is replaced with the following: "(x) on or prior to March 30, 2003, $5,000,000 or (y) on or after March 31, 2003, $25,000,000".

          (d) Section 2.01 of the Credit Agreement is amended by (i) deleting the comma at the end of clause (b) of the first sentence thereof and substituting in lieu thereof the word "and" and (ii) deleting from the end of the first sentence thereof the following:

     and (d) to make Multicurrency Revolving Loans to any Borrower from time to time during the Multicurrency Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Multicurrency Revolving Exposure (determined base on Assigned Dollar Value, in the case of Alternative Currency Loans) exceeding such Lender's Multicurrency Revolving Commitment

          (e)  Clause (a) of Section 2.04 of the Credit Agreement is amended by
(i) deleting the number "(i)", (ii) deleting the letter "(A)" and substituting in lieu thereof the number "(i)", (iii) deleting the letter "(B)" and substituting in lieu thereof the number "(ii)" and (iv) deleting the following:

     and (ii) Multicurrency Swingline Loans to any Borrower from time to time during the Multicurrency Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (A) the aggregate principal amount of outstanding Multicurrency Swingline Loans exceeding $5,000,000 or (B) the sum of the total Multicurrency Revolving Exposures (determined based on Assigned Dollar Values, in the case of Alternative Currency Loans, Alternative Currency Letters of Credit and Alternative Currency LC Disbursements) exceeding the total Multicurrency Revolving Commitments

          (f)  Clause (a) of Section 2.05 of the Credit Agreement is amended by
(i) deleting the number "(i)", (ii) deleting the following:

     and (ii) each Borrower may request the issuance of Multicurrency Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Multicurrency Revolving Availability Period and prior to the date that is five Business Days prior to the Revolving Maturity Date and (iii) deleting the following:

     Multicurrency Letters of Credit shall be denominated only in Dollars or an Alternative Currency.

          (g)  Clause (b) of Section 2.05 of the Credit Agreement is amended by
(i) deleting the following:

     whether such Letter of Credit is a Domestic Letter of Credit or a Multicurrency Letter of Credit,

(ii), deleting the following:

     in the case of a Multicurrency Letter of Credit, whether such Multicurrency Letter of Credit is to be denominated in Dollars, Euro or Sterling,

and (iii) deleting the following:

     and (ii) in the case of the issuance, amendment, renewal or extension of a Multicurrency Letter of Credit, (A) the Multicurrency LC Exposure (determined based on Assigned Dollar Values, in the case of Alternative Currency Letters of Credit and Alternative Currency LC Disbursements) shall not exceed $5,000,000 and (B) the total Multicurrency Revolving Exposures (determined based on Assigned Dollar Values, in the case of Alternative Currency Loans, Alternative Currency Letters of Credit and Alternative Currency LC Disbursements) shall not exceed the total Multicurrency Revolving Commitments. In the case of an Alternative Currency Letter of Credit, (i) on the Denomination Date for such Letter of Credit, the Issuing Bank shall determine the Alternative Currency Equivalent of the Dollar amount of such Letter of Credit specified in the applicable notice requesting such Letter of Credit, (ii) the Issuing Bank shall notify the applicable Borrower and the Administrative Agent of the Alternative Currency Equivalent so determined and the Administrative Agent shall notify each Multicurrency Revolving Lender of its participation therein as denominated in the applicable Alternative Currency in accordance with paragraph (d) of this Section and (iii) such Letter of Credit shall be issued, amended, renewed or extended in the applicable Alternative Currency in a principal amount equal to the Alternative Currency Equivalent so determined.

          (h) Section 6.05 of the Credit Agreement is hereby amended by deleting the words "this clause (c) shall not exceed $25,000,000 during any fiscal year of the Parent Borrower or $50,000,000 in the aggregate during the term of this Agreement;" appearing in clause (d) thereof and substituting in lieu thereof the following:

     this clause (d) shall not exceed $10,000,000 during any fiscal year of the Parent Borrower or $35,000,000 in the aggregate during the term of this Agreement;

          (i) The table in Section 6.12 of the Credit Agreement is replaced with the following table:

          Period                                          Ratio
          ------                                          -----
June 30, 2001 through December 30, 2001                1.60 to 1.00
December 31, 2001 through March 30, 2002               1.55 to 1.00
March 31, 2002 through June 29, 2002                   1.60 to 1.00
June 30, 2002 through September 29, 2002               1.65 to 1.00
September 30, 2002 through December 30, 2002           1.75 to 1.00
December 31, 2002 through March 30, 2003               1.85 to 1.00

March 31, 2003 through September 29, 2003              2.25 to 1.00
September 30, 2003 through March 30, 2004              2.25 to 1.00
March 31, 2004 through March 30, 2005                  2.50 to 1.00
March 31, 2005 through March 30, 2006                  2.75 to 1.00
March 31, 2006 through March 30, 2007                  3.00 to 1.00
March 31, 2007 and thereafter                          3.25 to 1.00

           (j) The table in Section 6.13 of the Credit Agreement is replaced with the following table:

             Period                                       Ratio
             ------                                       -----

June 30, 2001 through December 30, 2001                5.50 to 1.00
December 31, 2001 through March 30, 2002               6.20 to 1.00
March 31, 2002 through June 29, 2002                   6.10 to 1.00
June 30, 2002 through September 29, 2002               5.95 to 1.00
September 30, 2002 through December 30, 2002           5.75 to 1.00
December 31, 2002 through March 30, 2003               5.30 to 1.00
March 31, 2003 through September 29, 2003              4.00 to 1.00
September 30, 2003 through March 30, 2004              4.00 to 1.00
March 31, 2004 through March 30, 2006                  3.75 to 1.00
March 31, 2006 and thereafter                          3.50 to 1.00

           (k) Section 6.14 of the Credit Agreement is hereby amended by
(i) deleting the words "in any fiscal year of the Parent Borrower to exceed $25,000,000" appearing in clause (a) thereof and substituting in lieu thereof the following:

     (i) in any fiscal year of the Parent Borrower other than 2002 to exceed $25,000,000 and (ii) in 2002 to exceed $20,000,000

,(ii) adding, following the words "pursuant to paragraph (a) in any fiscal year" appearing in paragraph (b) thereof, the following: "other than 2001", (iii) deleting the word "and" appearing at the end of clause (i) appearing in clause
(b) thereof and substituting in lieu thereof a comma and (iv) adding before the close parenthesis at the end of clause (b)(ii) thereof the following:

     and (iii) no amount may be carried forward from 2001 to 2002

           SECTION 2. Representations and Warranties. The Parent Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

           (a) This Amendment has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of the Parent Borrower, enforceable against the Parent Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) On and as of the date of this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) At the time of and immediately after giving effect to this Agreement, no Event of Default or Default has occurred and is continuing.

          SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") first above written when:

          (a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Parent Borrower and the Required Lenders.

          (b) The representations and warranties set forth in Section 2 of this Amendment shall be true and correct.

          (c) Each Lender that executes this Amendment on or before December 21, 2001 shall have received an Amendment Fee equal to 0.25% of its Total Commitment under the Credit Agreement.

          (d) The Borrowers shall have prepaid all Multicurrency Revolving Loans and Multicurrency Swingline Loans, if any, and all Multicurrency Letters of Credit, if any, shall have terminated or been cancelled.

          SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Parent Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 7. Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   KNOWLES ELECTRONICS, INC.,

                                     by
                                       ------------------------------------
                                       Name:
                                       Title:

                                   JPMORGAN CHASE BANK, individually and
                                   as Administrative Agent,

                                     by
                                       ------------------------------------
                                       Name:
                                       Title:

                                   MORGAN STANLEY SENIOR FUNDING,
                                   INC., individually and as Syndication Agent,

                                     by
                                       ------------------------------------
                                       Name:
                                       Title: